POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners California Municipals Fund, Inc. registration statements on Form N-14 (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 5th day of July, 2006,

/s/ R. Jay Gerken R. Jay Gerken	Director and Chairman of the Board	July 5, 2006

Dwight B. Crane	Director	July , 2006

Burt N. Dorsett	Director	July , 2006

Elliot S. Jaffe	Director	July , 2006

Stephen E. Kaufman	Director	July , 2006

Cornelius C. Rose	Director	July , 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners California Municipals Fund, Inc. registration statements on Form N-14 (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 5th day of July, 2006,

R. Jay Gerken	Director and Chairman of the Board	July , 2006

/s/ Dwight B. Crane Dwight B. Crane	Director	July 5, 2006

Burt N. Dorsett	Director	July , 2006

Elliot S. Jaffe	Director	July , 2006

Stephen E. Kaufman	Director	July , 2006

Cornelius C. Rose	Director	July , 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners California Municipals Fund, Inc. registration statements on Form N-14 (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 5th day of July, 2006,

R. Jay Gerken	Director and Chairman of the Board	July , 2006

Dwight B. Crane	Director	July , 2006

/s/ Burt N. Dorsett Burt N. Dorsett	Director	July 5, 2006

Elliot S. Jaffe	Director	July , 2006

Stephen E. Kaufman	Director	July , 2006

Cornelius C. Rose	Director	July , 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners California Municipals Fund, Inc. registration statements on Form N-l4 (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 5th day of July, 2006,

R. Jay Gerken	Director and Chairman of the Board	July , 2006

Dwight B. Crane	Director	July , 2006

Burt N. Dorsett	Director	July , 2006

/s/ Elliot S. Jaffe Elliot S. Jaffe	Director	July 5, 2006

Stephen E. Kaufman	Director	July , 2006

Cornelius C. Rose	Director	July , 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners California Municipals Fund, Inc. registration statements on Form N-14 (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 5th day of July, 2006,

R. Jay Gerken	Director and Chairman of the Board	July , 2006

Dwight B. Crane	Director	July , 2006

Burt N. Dorsett	Director	July , 2006

Elliot S. Jaffe	Director	July , 2006

/s/ Stephen E. Kaufman Stephen E. Kaufman	Director	July 5, 2006

Cornelius C. Rose	Director	July , 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of Legg Mason Partners California Municipals Fund, Inc. registration statements on Form N-14 (including amendments thereto), to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 5th day of July, 2006,

R. Jay Gerken	Director and Chairman of the Board	July , 2006

Dwight B. Crane	Director	July , 2006

Burt N. Dorsett	Director	July , 2006

Elliot S. Jaffe	Director	July , 2006

Stephen E. Kaufman	Director	July , 2006

/s/ Cornelius C. Rose Cornelius C. Rose	Director	July 5, 2006